Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT, JOINDER AND INCREASE AND EXTENSION AGREEMENT

THIS AMENDMENT NO. 1 TO FIVE-YEAR CREDIT AGREEMENT, JOINDER AND INCREASE AND EXTENSION AGREEMENT (this “Agreement”), dated as of October 19, 2018, is entered into by and among ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., a Delaware limited partnership (the “Guarantor”), the Lenders (as defined below) party hereto constituting the Increasing Lenders (as defined below), the Lenders party hereto constituting the Consenting Lenders (as defined below), the Joining Lender (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified prior to the Increase Effective Date (as defined below), the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 3 of this Agreement, the “Credit Agreement”);

WHEREAS, the Borrower, Energy Transfer Partners, L.L.C., Energy Transfer Equity, L.P. (“ETE”), Streamline Merger Sub, LLC (“Merger Sub”) and the other parties thereto entered into an Agreement and Plan of Merger dated as of August 1, 2018 (the “Merger Agreement”), pursuant to which, upon the terms and conditions set forth in the Merger Agreement, the Merger Sub will merge with and into the Borrower, with the Borrower continuing as the surviving entity and a subsidiary of ETE (the “Merger”);

WHEREAS, in connection with the Merger, (i) the Borrower desires to increase the Aggregate Commitments under the Credit Agreement by $1,000,000,000 pursuant to Section 2.16 of the Credit Agreement, such increase to be effective as of the Increase Effective Date (the “Subject Increase”) and (ii) BMO Harris Bank N.A. (the “Joining Lender”) desires to join the Credit Agreement as a Lender by assuming a Commitment as a part of the Subject Increase (the Commitment of the Joining Lender, the “Joining Lender Commitment”), each on the Increase Effective Date, as more specifically detailed on Annex I attached hereto;

WHEREAS, each Lender party hereto as an “Increasing Lender” (including, for the avoidance of doubt, the Joining Lender) is willing to increase its Commitment on the Increase Effective Date in the amount set forth herein (with respect to each Increasing Lender, its “Subject Increase Amount”), subject to the terms and conditions set forth in the Credit Agreement and below;

WHEREAS, the Borrower also desires to extend the Maturity Date for a period of one (1) year pursuant to Section 2.17 of the Credit Agreement, such extension to be effective as of the First Extension Effective Date (as defined below);

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WHEREAS, each Lender party hereto as a “Consenting Lender” (including, for the avoidance of doubt, the Joining Lender) is willing to extend the Existing Maturity Date applicable to it by one (1) year on the First Extension Effective Date, subject to the terms and conditions set forth in the Credit Agreement and below; and

WHEREAS, the Lenders party hereto constituting Majority Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

Section 2.    Joinder of the Joining Lender. The Joining Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Increase Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Joining Lender Commitment shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, (v) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (vi) it has provided the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Joining Lender; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with the terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 3.    Increase in Aggregate Commitments; Amendment to Schedule 1. Subject to the terms and conditions set forth herein, each Increasing Lender hereby agrees to increase its Commitment on the Increase Effective Date from the amount set forth opposite its name in the “Total Commitment prior to giving effect to the Subject Increase” column of Annex I attached hereto by the amount set forth opposite its name in the “Subject Increase Amount” column of Annex I such that, after giving effect to the Subject Increase, the total Commitment of such Lender is as set forth opposite its name in the “Total Commitment after giving effect to the Subject Increase” column of Annex I.

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Section 4.    Conditions to Increase Effective Date. The Subject Increase and amendments to the Existing Credit Agreement set forth in Section 3 of this Agreement shall become effective on the date on which the following conditions have been met (such date, the “Increase Effective Date”):

(a)    counterparts of this Agreement (including by facsimile or other electronic transmission), duly executed by the Borrower, the Guarantor, the Administrative Agent, the Joining Lender, the Consenting Lenders and the Increasing Lenders have been delivered to the Administrative Agent;

(b)     all fees required to be paid on the Increase Effective Date (including fees required to be paid pursuant to those certain Fee Letters, each dated September 26, 2018 and by and among the Borrower, the Administrative Agent and the other parties thereto), and all reasonable and documented out-of-pocket expenses required to be reimbursed in accordance with the Credit Agreement for which invoices have been presented to Borrower (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) prior to the Increase Effective Date have been paid by the Borrower;

(c)    the Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent:

(i)    a certificate dated as of the Increase Effective Date, signed by a Responsible Officer of the Borrower, certifying that each of the conditions to the Subject Increase set forth in Section 2.16 of the Credit Agreement shall have occurred and been complied with and that, before and after giving effect to the Subject Increase, (A) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Increase Effective Date after giving effect to the Subject Increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects), and (B) no Event of Default exists;

(ii)     such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement, and such documents and certifications as the Administrative Agent may require to evidence that the Borrower is validly existing and in good standing in its jurisdiction of organization;

(iii)    a favorable opinion of counsel to the Borrower, relating to this Agreement, addressed to the Administrative Agent and each Lender; and

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(iv)    evidence in form and substance satisfactory to the Administrative Agent that (A) all loans and other extensions of credit under that certain Credit Agreement, dated as of March 24, 2017, by and among Energy Transfer Equity, L.P., as the borrower thereunder, Credit Suisse AG, Cayman Islands Branch, as the administrative agent thereunder, and the other lenders party thereto (as such agreement has been amended, supplemented or otherwise modified, the “ETE Credit Agreement”) has been or concurrently with the occurrence of the Increase Effective Date will be repaid in full, together with any accrued interest thereon and any accrued fees payable to such lenders thereunder and (B) the commitments of the lenders under the ETE Credit Agreement have been or concurrently with the occurrence of the Increase Effective Date will be terminated;

(d)     On or substantially simultaneously with the occurrence of the Increase Effective Date, the Merger shall have been consummated in all material respects in accordance with the Merger Agreement (without giving effect to any substantial change, waiver or other modification that would be reasonably expected to be adverse in any material respect to the Lenders (in their capacity as such), unless the Administrative Agent has otherwise consented thereto (such consent not to be unreasonably withheld, conditioned or delayed)).

The Administrative Agent shall notify the Borrower and the Lenders of the Increase Effective Date, and such notice shall be conclusive and binding.

Section 5.    Increase Effective Date Adjustment. Upon the occurrence of the Increase Effective Date, (a) each Lender (including, for the avoidance of doubt, the Joining Lender) that holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to the Subject Increase) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender that holds Loans in an aggregate amount greater than its Applicable Percentage (after giving effect to the Subject Increase) of all Loans, (b) each Lender’s (including, for the avoidance of doubt, the Joining Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to the Subject Increase), and (c) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender’s Loans or LC Credit Extensions shall not exceed such Lender’s Commitment or LC Commitment, as applicable (in each case, after giving effect to the Subject Increase).

Section 6.    Extension of Maturity Date.

(a)    Pursuant to Section 2.17 of the Credit Agreement, as of the Increase Effective Date, the Borrower notifies the Administrative Agent of its intention to exercise an Extension Option (the “First Extension”) to extend the Existing Maturity Date for a period of one (1) year to December 1, 2023, such Extension Option to become effective on December 1, 2018 (the “First Extension Effective Date”). This Agreement shall serve as a “Notice of Extension” referenced in Section 2.17(b) of the Credit Agreement, and the Borrower agrees that the Notice of Extension pursuant to this Agreement (i) is irrevocable and (ii) constitutes a representation by the Borrower that (A) no Event of Default or Default has occurred and is continuing and (B) the representations and warranties contained in Article V of the Credit Agreement are correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the

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Increase Effective Date, as though made on and as of such date (unless any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be correct in all material respects as of such earlier date (except to the extent that any such representation or warranty is qualified by materiality, in which case such representations and warranties shall be true and correct in all respects)).

(b)    The Lenders party hereto as Consenting Lenders and constituting at least the Majority Lenders so consent to the First Extension to be effective on the First Extension Effective Date. On the First Extension Effective Date, the Existing Maturity Date and the Commitments of the Consenting Lenders shall be automatically extended for a period of one (1) year to December 1, 2023, while the Existing Maturity Date of the Non-Consenting Lenders shall remain unchanged, and the Commitments of the Non-Consenting Lenders shall terminate on their respective Existing Maturity Date and all Loans of such Non-Consenting Lender shall be fully repaid, all as contemplated by Section 2.17(e) of the Credit Agreement, subject in all respects to the rights of the Borrower under Section 2.17(d) of the Credit Agreement.

(c)    For the avoidance of doubt, the First Extension constitutes an “Extension Option” referenced in Section 2.17 of the Credit Agreement, and as of the First Extension Effective Date, after giving effect to the First Extension, the Borrower may exercise no more than one (1) additional Extension Option pursuant to Section 2.17 of the Credit Agreement. This Agreement constitutes written notice to the Borrower and all of the Lenders of all consents given pursuant to the Credit Agreement with respect to this First Extension.

Section 7.    First Extension Effective Date Adjustment. Upon the occurrence of the First Extension Effective Date, (a) each Lender that holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to the First Extension) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender that holds Loans in an aggregate amount greater than its Applicable Percentage (after giving effect to the First Extension) of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to the First Extension), and (c) such other adjustments shall be made as the Administrative Agent shall specify so that each Lender’s Loans or LC Credit Extensions shall not exceed such Lender’s Commitment or LC Commitment, as applicable (in each case, after giving effect to the First Extension).

Section 8.    Ratification and Affirmation. Each of the Borrower and the Guarantor hereby (i) acknowledges the terms of this Agreement and (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments and modifications contained herein.

Section 9.    Representations and Warranties. Each of the Borrower and the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has duly taken all action necessary to authorize the execution and delivery by it of this Agreement and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder and (ii) this Agreement, when duly executed and delivered will be a legal,

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valid and binding obligation of the Borrower or the Guarantor, as applicable, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights.

Section 10.    Effect of Agreement. From and after the Increase Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.

Section 11.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.14(b), (c) and (d) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 12.    Miscellaneous. Section 10.10 (Counterparts; Integration; Effectiveness), Section 10.12 (Severability), and Section 10.15 (Waiver of Jury Trial) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 13.    No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement. This Agreement shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.

Section 14.    Successors and Assigns. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

GUARANTOR:

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Increasing Lender and a Consenting Lender

By:	/s/ Amy Marchbanks
Name:	Amy Marchbanks
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

BANK OF AMERICA, N.A.,
as an Increasing Lender and a Consenting Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

BARCLAYS BANK PLC,
as an Increasing Lender and a Consenting Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

CITIBANK, N.A.,
as an Increasing Lender and a Consenting Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as an Increasing Lender and a Consenting Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Increasing Lender and a Consenting Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

JPMORGAN CHASE BANK, N.A., as an Increasing Lender and a Consenting Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

MIZUHO BANK, LTD., as an Increasing Lender and a Consenting Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

PNC BANK, NATIONAL ASSOCIATION, as an Increasing Lender and a Consenting Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

ROYAL BANK OF CANADA, as an Increasing Lender and a Consenting Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

SUNTRUST BANK, as an Increasing Lender and a Consenting Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

MUFG BANK, LTD., as an Increasing Lender and a Consenting Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Increasing Lender and a Consenting Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

BMO HARRIS BANK N.A.,
as the Joining Lender, an Increasing Lender and a Consenting Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as an Increasing Lender and a Consenting Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

COMPASS BANK, as an Increasing Lender and a Consenting Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Increasing Lender and a Consenting Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

FIFTH THIRD BANK,
as an Increasing Lender and a Consenting Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

GOLDMAN SACHS BANK USA,
as an Increasing Lender and a Consenting Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

HSBC BANK USA, N.A.,
as an Increasing Lender and a Consenting Lender

By:	/s/ Benjamin Halperin
Name:	Benjamin Halperin
Title:	Managing Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

MORGAN STANLEY BANK, N.A.,
as an Increasing Lender and a Consenting Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender and a Consenting Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

NATIXIS, NEW YORK BRANCH, as an Increasing Lender and a Consenting Lender

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

SUMITOMO MITSUI BANKING CORPORATION, as an Increasing Lender and a Consenting Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as an Increasing Lender and a Consenting Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender and a Consenting Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to Amendment No. 1 to Five-Year Credit Agreement, Joinder and Increase and Extension Agreement

(Energy Transfer Partners, L.P.)

Annex I

Lender	Total Commitment prior to giving effect to the Subject Increase	Subject Increase Amount	Total Commitment after giving effect to the Subject Increase
Wells Fargo Bank, National Association	$199,384,615.44	$37,538,461.52	$236,923,076.96
Bank of America, N.A.	$199,384,615.38	$37,538,461.54	$236,923,076.92
Barclays Bank PLC	$199,384,615.38	$37,538,461.54	$236,923,076.92
Citibank, N.A.	$199,384,615.38	$37,538,461.54	$236,923,076.92
Credit Suisse AG, Cayman Islands Branch	$199,384,615.38	$37,538,461.54	$236,923,076.92
Deutsche Bank AG New York Branch	$199,384,615.38	$37,538,461.54	$236,923,076.92
JPMorgan Chase Bank, N.A.	$199,384,615.38	$37,538,461.54	$236,923,076.92
Mizuho Bank, Ltd.	$199,384,615.38	$37,538,461.54	$236,923,076.92
PNC Bank, National Association	$199,384,615.38	$37,538,461.54	$236,923,076.92
Royal Bank of Canada	$199,384,615.38	$37,538,461.54	$236,923,076.92
SunTrust Bank	$199,384,615.38	$37,538,461.54	$236,923,076.92
MUFG Bank, Ltd.	$199,384,615.38	$37,538,461.54	$236,923,076.92
The Toronto-Dominion Bank, New York Branch	$199,384,615.38	$37,538,461.54	$236,923,076.92
BMO Harris Bank N.A.	$0.00	$160,000,000.00	$160,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$128,000,000.00	$32,000,000.00	$160,000,000.00
Compass Bank	$128,000,000.00	$32,000,000.00	$160,000,000.00
Credit Agricole Corporate and Investment Bank	$128,000,000.00	$32,000,000.00	$160,000,000.00
Fifth Third Bank	$128,000,000.00	$32,000,000.00	$160,000,000.00
Goldman Sachs Bank USA	$128,000,000.00	$32,000,000.00	$160,000,000.00
HSBC Bank USA, N.A.	$128,000,000.00	$32,000,000.00	$160,000,000.00
Morgan Stanley Bank, N.A.	$96,500,000.00	$32,000,000.00	$128,500,000.00
Morgan Stanley Senior Funding, Inc.	$31,500,000.00	$0.00	$31,500,000.00
Natixis, New York Branch	$128,000,000.00	$32,000,000.00	$160,000,000.00
Sumitomo Mitsui Banking Corporation	$128,000,000.00	$32,000,000.00	$160,000,000.00
The Bank of Nova Scotia	$128,000,000.00	$32,000,000.00	$160,000,000.00
U.S. Bank National Association	$128,000,000.00	$32,000,000.00	$160,000,000.00